                                                                    Exhibit 10.9


                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (this "AGREEMENT") is entered into as of this 31st day of December, 2001, by and among (i) FIVE STAR QUALITY CARE TRUST, a Maryland business trust (the "TENANT"), and (ii) each of the other parties identified on the signature page hereof (collectively, the "SECURED PARTIES").


                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, pursuant to that certain Master Lease Agreement, dated as of the date hereof (as amended from time to time, the "MASTER LEASE"), the Secured Parties leased to the Tenant and the Tenant leased from the Secured Parties, certain premises as more particularly described in the Master Lease, subject to and upon the terms and conditions set forth in the Master Lease; and

         WHEREAS, as security for the payment and performance of each and every obligation and liability of the Tenant to the Secured Parties, whether now existing or hereafter arising, under the Master Lease or any other document or agreement executed and delivered pursuant thereto, including, without limitation, the payment of the Rent (this and other capitalized terms used and not otherwise defined herein having the meanings ascribed to such terms in
SECTION 1), and the payment and performance of each and every other obligation of the Tenant to the Secured Parties, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, due or to become due (collectively, the "OBLIGATIONS"), the Tenant has agreed to grant to the Secured Parties a first and perfected lien and security interest in the Collateral;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. DEFINITIONS. As used in this Agreement, the following terms shall have the meanings specified below. Except as otherwise defined, terms defined in the Uniform Commercial Code and used herein without definition shall have the meanings given such terms in the Uniform Commercial Code.

         "AFFILIATED PERSON" shall have the meaning given such term in the Master Lease.

         "BUSINESS DAY" shall have the meaning given such term in the Master Lease.

         "COLLATERAL" shall mean all of the Tenant's right, title and interest in and under or arising out of all and any personal property, intangibles and fixtures of any type or description (other than Excluded Collateral), wherever located and now existing or hereafter arising, or which constitute or arise from the operation, maintenance or repair of the Leased Property or any portion thereof, together with any and all additions and accessions thereto and replacements, products, proceeds (including, without limitation, proceeds of insurance) and supporting obligations thereof, including, but not limited to, the following:

         (a)      all goods, including, without limitation, all Equipment; and

         (b)      all General Intangibles; and

         (c) all other personal property or fixtures of any nature whatsoever which relate to the operation, maintenance or repair of the Leased Property, or any portion thereof, and all property from time to time described in any financing statement signed by the Tenant naming the Secured Parties as Secured Parties; and

         (d) all claims, rights, powers or privileges and remedies relating to the foregoing or arising in connection therewith, including, without limitation, all Licenses and Permits which Tenant legally may grant a security interest in, rights to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, waiver or approval; all liens, security, guaranties, endorsements, warranties and indemnities and all insurance, eminent domain and condemnation awards and claims therefor relating thereto or arising in connection therewith; all rights to property forming the subject matter of any of the foregoing, including, without limitation, rights to stoppage in transit and rights to returned or repossessed property; all writings relating to the foregoing or arising in connection therewith; and

         (e) all contract rights, general intangibles and other property rights of any nature whatsoever arising out of or in connection with any of the foregoing (other than Excluded Collateral), including, without limitation, payments due or to become due, whether as repayments, reimbursements, contractual obligations, indemnities, damages or otherwise.

         "EQUIPMENT" shall mean all buildings, structures, improvements, fixtures and items of machinery, equipment and other tangible personal property which constitute, arise from or relate to the operation, maintenance or repair of the Leased Property or any portion thereof, together with all repairs, replacements, improvements, substitutions, extensions or renewals thereof or additions thereto, all parts, additions and accessories incorporated therein or affixed thereto, and all "equipment" as such term is defined in the Uniform Commercial Code, and all cash and non-cash proceeds therefrom.

         "EVENT OF DEFAULT" shall have the meaning given such term in SECTION 6.

         "EXCLUDED COLLATERAL" shall mean Accounts or Chattel Paper, Support Obligations, General Intangibles or Deposit Accounts relating to such Accounts or Chattel Paper, Instruments or Investment Property evidencing or arising from such Accounts or Chattel Paper, any documents, books, records or other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) maintained with respect to any of the foregoing or any Proceeds of any of the foregoing.

         "FACILITIES" shall have the meaning given such term in the Master
Lease.

         "GENERAL INTANGIBLES" shall mean all present and future general intangibles and contract rights (other than Excluded Collateral) which constitute, arise from or relate to the operation, maintenance or repair of the Leased Property, or any portion thereof, including, but not limited to, all causes of action, corporate or business records, inventions, designs, patents, patent applications, trademarks, trademark registrations and applications therefor, goodwill, trade names, trade secrets, trade processes, copyrights, copyright registrations and applications therefor, franchises, customer lists, computer programs, claims under guaranties, tax refund claims, rights and claims against carriers and shippers, leases, claims under insurance policies, all rights to indemnification and all other intangible personal property of every kind and nature which constitutes, arises from or relates to the operation, maintenance or repair of the Leased Property, or any portion thereof.

         "INSTRUMENT" shall have the meaning give such term in Article 9 of the Uniform Commercial Code.

         "MASTER LEASE" shall have the meaning given such term in the preambles to this Agreement.

         "LEASED PROPERTY" shall have the meaning given such term in the Master Lease.

         "LICENSES" shall mean all certificates of need, licenses, permits, rights of use, covenants or rights otherwise benefiting or permitting the use and operation of each applicable Property or any part thereof pertaining to the operation, maintenance or repair of such Property or any portion thereof.

         "OBLIGATIONS" shall have the meaning given such term in the preambles to this Agreement.

         "OVERDUE RATE" shall have the meaning given such term in the Master Lease.

         "PERMITS" shall mean all permits, approvals, consents, waivers, exemptions, variances, franchises, orders, authorizations, rights and licenses obtained or hereafter obtained from any federal, state or other governmental authority or agency relating to the operation, maintenance or repair, each applicable Property, or any portion thereof.

         "PERSON" shall have the meaning given such term in the Master Lease.

         "PROPERTY" shall have the meaning given such term in the Master Lease.

         "RENT" shall have the meaning given such term in the Master Lease.

         "UNIFORM COMMERCIAL CODE" means Article 9 of the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts from time to time.

         SECTION 2. SECURITY INTEREST. As security for the prompt payment and performance of all the Obligations, the Tenant hereby grants, pledges, transfers and assigns to the Secured Parties, their successors and assigns and all other holders from time to time of the Obligations, a continuing security interest under the Uniform Commercial Code from time to time in effect in the jurisdiction in which any of the Collateral is located in and a continuing lien upon all of the Tenant's right, title and interest in the Collateral, together with any and all additions thereto and replacements, products and proceeds thereof, whether now existing or hereafter arising or acquired and wherever located.

         SECTION 3. GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS. The Tenant represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

                  (a) Each of the warranties and representations of the Tenant contained herein, in the Master Lease or in any other document executed in connection herewith or therewith are true and correct on the date hereof.

                  (b) Except for the lien granted to the Secured Parties pursuant to this Security Agreement and any liens permitted under the Master Lease, the Tenant is, and as to the Collateral acquired from time to time after the date hereof the Tenant will be, the owner of all the Collateral free from any lien, security interest, encumbrance or other right, title or interest of any Person, except for the security interest of the Secured Parties therein, and the Tenant shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Secured Parties. The lien granted in this Agreement by the Tenant to the Secured Parties in the Collateral is not prohibited by and does not constitute a default under any agreements or other instruments constituting a part of the Collateral, and no consent is required of any Person to effect such lien which has not been obtained.

                  (c) Except as permitted under the Master Lease, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) now on file or registered in any public office covering any interest of any kind in the Collateral, or intended so to be, which has not been terminated, and so long as this Agreement remains in effect or any of the Obligations or any obligations of any Affiliated Person of the Tenant to the Secured Parties remain unpaid, the Tenant will not execute and there will not be on file in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interest of the Secured Parties.

                  (d) The chief executive office and the principal place of business of the Tenant are as set forth in SCHEDULE 1 and the Tenant will not move its chief executive office or establish any other principal place of business except to such new location as the Tenant may establish in accordance with this SECTION 3(D). The location of each Facility comprising a portion of the Leased Property is as set forth in SCHEDULE 2. The originals of all documents evidencing Collateral and the only original books of account and records of the Tenant relating thereto are, and will continue to be, kept at such chief executive office or the applicable Facility, as the case may be, or at such new location as the Tenant may establish in accordance with this
SECTION 3(D). The Tenant shall not move its chief executive office or establish any other principal place of business until (i) the Tenant shall have given to the Secured Parties not less than ten (10) days' prior written notice of its intention to do so, which notice shall clearly describe such new location and provide such other information in connection therewith as the Secured Parties may reasonably request, and (ii) with respect to such new location, the Tenant shall have taken such action, satisfactory to the Secured Parties (including, without limitation, all action required by SECTION 5), to maintain the security interest of the Secured Parties in the Collateral.

                  (e) All tangible personal property owned on the date hereof by the Tenant to be used in connection with the operation or maintenance of the Leased Property, or any portion thereof, is located at each applicable Property or is in transit to such Property from the vendor thereof. The Tenant agrees that (i) all such property held by the Tenant on the date hereof, once at each applicable Property, shall remain at such Property and (ii) all such property subsequently acquired by the Tenant shall immediately upon acquisition be transferred to and remain at the applicable Property.

                  (f) The Tenant's corporate name and organizational identification number are as set forth on the signature page hereto. The name under which each of the Facilities is operated is set forth on SCHEDULE 2. The Tenant shall not (i) change such names without providing the Secured Parties with thirty (30) days' prior written notice and making all filings and taking all such other actions as the Secured Parties determines are necessary or appropriate to continue or perfect the security interest granted hereunder, (ii) change its corporate organizational number, nor (iii) conduct its business in any other name or take title to any Collateral in any other name while this Agreement remains in effect. Except as otherwise set forth on SCHEDULE 1, the Tenant has not ever had any other name nor conducted business in any other name in any jurisdiction.

The Tenant is organized as a Maryland business trust. Subject to the terms and conditions of the Master Lease, the Tenant shall not change its organizational structure or jurisdiction of organization without giving at least thirty (30) days' prior written notice thereof to the Secured Parties.

         (g) The Secured Parties are authorized (but are under no obligation) to make, upon ten (10) Business Days' notice to the Tenant (except in the case of exigent circumstances, in which circumstances upon such notice, if any, as may then be reasonably practical), any payments which in the Secured Parties' opinion are necessary to:

                  (i) discharge any liens which have or may take priority over the lien hereof; and

                  (ii) pay all premiums payable on the insurance policies referred to in the Master Lease or any other document or agreement executed in connection therewith or herewith, upon the failure of the Tenant to make such payments within the time permitted therein.

The Tenant shall have no claim against the Secured Parties by reason of its decision not to make any payments or perform such obligations permitted under this SECTION 3(G). The Tenant shall repay to the Secured Parties any sums paid by the Secured Parties upon demand. Any sums paid and expenses incurred by the Secured Parties pursuant to this paragraph shall bear interest at the Overdue Rate.

                  (h) If any of the Collateral at any time becomes evidenced by an Instrument, the Tenant shall promptly deliver such Instrument to the Secured Parties, appropriately endorsed to the order of the Secured Parties, to be held pursuant to this Agreement.

                  (i) The Tenant shall not sell, transfer, change the registration, if any, of, dispose of, attempt to dispose of, or substantially modify or abandon the Collateral or any material part thereof, other than as permitted under the Master Lease, without the prior written consent of the Secured Parties. Except as permitted under the Master Lease, the Tenant shall not create, incur, assume or suffer to exist any lien upon any of the Collateral without the prior written consent of the Secured Parties.

                  (j) The Tenant shall not assert against the Secured Parties any claim or defense which the Tenant may have against any seller of the Collateral or any part thereof or against any Person with respect to the Collateral or any part thereof.

                  (k) The Tenant shall, upon demand, pay to the Secured Parties the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Parties may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Parties hereunder and under such other agreements or (iv) the failure by the Tenant to perform or observe any of the provisions hereof.

                  (l) The Tenant shall indemnify and hold harmless the Secured Parties from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Secured Parties in any way relating to or arising out of this Agreement or arising out of the Tenant's obligations under any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or the enforcement of any of the terms hereof or of any such other documents.

         SECTION 4. SPECIAL PROVISIONS CONCERNING EQUIPMENT. The Tenant shall not impair the rights of the Secured Parties in the Equipment. Regardless of the manner of the affixation of any Equipment to real property, the Equipment so attached shall at all times constitute and remain personal property. The Tenant retains all liability and responsibility in connection with the Equipment and the liability of the Tenant to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Equipment may be lost, destroyed, stolen or damaged or for any reason whatsoever have become unavailable to the Tenant. Upon the request of the Secured Parties, the Tenant shall provide to the Secured Parties a current list of Equipment.

         SECTION 5.  FINANCING STATEMENTS; DOCUMENTARY STAMP TAXES.

                  (a) The Tenant shall, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Secured Parties from time to time such lists, descriptions and designations of inventory, warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Secured Parties reasonably deem appropriate or advisable to perfect, preserve or protect their security interest in the Collateral. The Tenant authorizes the Secured Parties to file any such financing statements without the signature of the Tenant and the Tenant will pay all applicable filing fees and related expenses. To the extent permitted by law, a carbon, photographic or other reproduction of this Agreement or a financing statement shall be sufficient as a financing statement.

                  (b) The Tenant shall procure, pay for, affix to any and all documents and cancel any documentary tax stamps required by and in accordance with, applicable law, and the Tenant shall indemnify and hold harmless the Secured Parties from and against any liability (including interest and penalties) in respect of such documentary stamp taxes.

         SECTION 6. EVENT OF DEFAULT. For purposes of this Agreement, the term "EVENT OF DEFAULT" shall mean (a) the occurrence of an Event of Default under the Master Lease or any document or agreement executed in connection therewith;
(b) the failure of the Tenant to comply with any of its covenants or obligations under this Agreement and the continuance thereof for a period of ten (10) Business Days after written notice thereof; (c) any representation or warranty contained herein or made by the Tenant in connection herewith shall prove to have been false or misleading in any material respect when made; or (d) the occurrence of any default or event of default under any document, instrument or agreement evidencing the Obligations.

         SECTION 7. REMEDIES.

                  (a) Upon the occurrence and during the continuance of an Event of Default, in addition to any rights and remedies now or hereafter granted under applicable law, under the Master Lease or under any other documents or agreements entered into in connection herewith or therewith, and not by way of limitation of any such rights and remedies, the Secured Parties shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any applicable jurisdiction, and the right, without notice to, or assent by, the Tenant, in the name of the Tenant or in the name of the Secured Parties or otherwise:

                  (i) with respect to the General Intangibles to ask for, demand, collect, receive, compound and give acquittance therefor or any part thereof, to extend the time of payment of, compromise or settle for cash, credit or otherwise, and upon any terms and conditions, any thereof, to exercise and enforce any rights and remedies in respect thereof, and to file any claims, commence, maintain or discontinue any actions, suits or other proceedings deemed by the Secured Parties necessary or advisable for the purpose of collecting or enforcing payment and performance thereof;

                  (ii) to take possession of any or all of the Collateral and to use, hold, store, operate, merge and/or control the same and to exclude the Tenant and all Persons claiming under it wholly or partly therefrom, and, for that purpose, to enter, with the aid and assistance of any Person or Persons and with or without legal process, any premises where the Collateral, or any part thereof, are, or may be, placed or assembled, and to remove any such Collateral;

                  (iii) from time to time, at the expense of the Tenant, to make all such repairs, replacements, alterations, additions and improvements to and of the Collateral as the Secured Parties may reasonably deem proper; to carry on the business and to exercise all rights and powers of the Tenant in respect to the Collateral, as the Secured Parties shall deem best, including the right to enter into any and all such agreements with respect to the leasing, management and/or operation of the Collateral or any part thereof as the Secured Parties may see fit; to collect and receive all rents, issues, profits, fees, revenues and other income of the same and every part thereof which rents, issues, profits, fees, revenues and other income may be applied to pay the expenses of holding and operating the Collateral and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which the Secured Parties may be required or may elect to make, if any, for taxes, assessments, insurance and other charges upon the Collateral or any part thereof, and all other payments which the Secured Parties may be required or authorized to make under any provision of this Agreement (including, without limitation, reasonable legal costs and attorneys' fees);

                  (iv) to execute any instrument and do all other things necessary and proper to protect and preserve and realize upon the Collateral and the other rights contemplated hereby;

                  (v) upon notice to such effect, to require the Tenant to deliver, at the Tenant's expense, any or all Collateral which is reasonably movable to the Secured Parties at a place designated by the Secured Parties, and after delivery thereof the Tenant shall have no further claim to or interest in the Collateral; and

                  (vi) without obligation to resort to other security, at any time and from time to time, to sell, re-sell, assign and deliver all or any of the Collateral, in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and right of redemption thereof, at public or private sale, for cash, upon credit or for future delivery, and at such price or prices and on such terms as the Secured Parties may determine, with the amounts realized from any such sale to be applied to the Secured Obligations in the manner determined by the Secured Parties.

The Tenant hereby agrees that all of the foregoing may be effected without demand, advertisement or notice (except as hereinafter provided or as may be required by law), all of which (except as hereinafter provided) are hereby expressly waived, to the maximum extent permitted by law. The Secured Parties shall not be obligated to do any of the acts hereinabove authorized and in the event that the Secured Parties elects to do any such act, the Secured Parties shall not be responsible to the Tenant.

                  (b) Upon the occurrence and during the continuance of an Event of Default, the Secured Parties may take legal proceedings for the appointment of a receiver or receivers (to which the Secured Parties shall be entitled as a matter of right) to take possession of the Collateral pending the sale thereof pursuant either to the powers of sale granted by this Agreement or to a judgment, order or decree made in any judicial proceeding for the foreclosure or involving the enforcement of this Agreement. If, after the exercise of any or all of such rights and remedies, any of the Obligations shall remain unpaid or unsatisfied, the Tenant shall remain liable for any deficiency or performance thereof, as applicable.

                  (c) Upon any sale of any of the Collateral, whether made under the power of sale hereby given or under judgment, order or decree in any judicial proceeding for the foreclosure or involving the enforcement of this
Agreement:

                  (i) the Secured Parties may bid for and purchase the property being sold and, upon compliance with the terms of sale, may hold, retain and possess and dispose of such property in its own absolute right without further accountability, and may, in paying the purchase money therefor, deliver any instruments evidencing the Obligations or agree to the satisfaction of all or a portion of the Obligations in lieu of cash in payment of the amount which shall be payable thereon, and such instruments, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Secured Parties after being appropriately stamped to show partial payment;

                  (ii) the Secured Parties may make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold;

                  (iii) all right, title, interest, claim and demand whatsoever, either at law or in equity or otherwise, of the Tenant of, in and to the property so sold shall be divested; such sale shall be a perpetual bar both at law and in equity against the Tenant, its successors and assigns, and against any and all Persons claiming or who may claim the property sold or any part thereof from, through or under the Tenant, its successors or assigns;

                  (iv) the receipt of the Secured Parties or of the officers thereof making such sale shall be a sufficient discharge to the purchaser or purchasers at such sale for his or their purchase money, and such purchaser or purchasers, and his or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the

                           Secured Parties or of such officer therefor, be obliged to see to the application of such purchase money or be in any way answerable for any loss, misapplication or nonapplication thereof; and

                  (v) to the extent that it may lawfully do so, the Tenant agrees that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take advantage of, any appraisement, valuation, stay, extension or redemption laws, or any law permitting it to direct the order in which the Collateral or any part thereof shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Agreement or any other document, the Master Lease or any other document or agreement entered into in connection herewith or therewith, and the Tenant hereby expressly waives all benefit or advantage of any such laws and covenants that it will not hinder, delay or impede the execution of any power granted or delegated to the Secured Parties in this Agreement, but will suffer and permit the execution of every such power as though no such laws were in force.

In the event of any sale of Collateral pursuant to this SECTION 7, the Secured Parties shall, at least ten (10) days before such sale, give the Tenant written notice of its intention to sell, except that, if the Secured Parties shall determine in its reasonable discretion that any of the Collateral threatens to decline in value, any such sale may be made upon three (3) days' written notice to the Tenant, which time periods the Tenant hereby agrees are reasonable.

                  (d) The Secured Parties are hereby irrevocably appointed the true and lawful attorney-in-fact of the Tenant in its name and stead, to make all necessary deeds, bills of sale and instruments of assignment and transfer of the property sold pursuant to this SECTION 7 and for such other purposes as are necessary or desirable to effectuate the provisions of this Agreement, and for that purpose it may execute and deliver all necessary deeds, bills of sale and instruments of assignment and transfer, and may substitute one or more Persons with like power, the Tenant hereby ratifying and confirming all that its said attorney, or such substitute or substitutes, shall lawfully do by virtue hereof. If so requested by the Secured Parties or by any purchaser, the Tenant shall ratify and confirm any such sale or transfer by executing and delivering to the Secured Parties or to such purchaser all property, deeds, bills of sale, instruments or assignment and transfer and releases as may be designated in any such request.

         SECTION 8. APPLICATION OF MONEYS. All moneys which the Secured Parties shall receive pursuant hereto shall first be applied (to the extent thereof) to the payment of all reasonable costs and expenses incurred in connection with the administration and enforcement of, or the preservation of any rights under, this Agreement or any of without limitation, the reasonable fees and disbursements of its counsel and agents), and the balance, if any, shall be applied first to accrued and unpaid interest, charges and fees on, and then to outstanding principal of, any Obligations of the Tenant (or its affiliates) to the Secured Parties, and then to any other amounts outstanding on any such Obligations and then as required by law to any other parties having an interest therein.

         SECTION 9. WAIVERS, ETC. The Tenant, on its own behalf and on behalf of its successors and assigns, hereby waives presentment, demand, notice, protest and, except as is otherwise specifically provided herein, all other demands and notices in connection with this Agreement or the enforcement of the rights of the Secured Parties hereunder or in connection with any Obligations or any Collateral; waives all rights to require a marshaling of assets by the Secured Parties; consents to and waives notice of (i) the substitution, release or surrender of any Collateral, (ii) the addition or release of Persons primarily or secondarily liable on any Obligation or on any Collateral, (iii) the acceptance of partial payments on any Collateral and/or the settlement or compromise thereof, (iv) any requirement of diligence or promptness on the part of the Secured Parties in the enforcement of any rights in respect of any Collateral or any other agreement or instrument directly or indirectly relating thereto, and (v) any enforcement of any present or future agreement or instrument relating directly or indirectly to the Collateral. No delay or omission on the part of the Secured Parties or any holder of Obligations in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder. No waiver of any such right on any one occasion shall be construed as a bar to or waiver of any such right on any future occasion. No course of dealing between the Tenant and the Secured Parties or any holder of

Obligations, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Parties or any holder of Obligations, any right, power or privilege hereunder or under any of the Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof, or the exercise of any other right, power or privilege.

         The Tenant further waives any right it may have under the constitution of any state or commonwealth in which any of the Collateral may be located, or under the Constitution of the United States of America, to notice (except for notice specifically required hereby) or to a judicial hearing prior to the exercise of any right or remedy provided by this Agreement to the Secured Parties, and waives its rights, if any, to set aside or invalidate any sale duly consummated in accordance with the foregoing provisions hereof on the grounds (if such be the case) that the sale was consummated without a prior judicial hearing. THE TENANT'S WAIVERS UNDER THIS SECTION 9 HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY AND AFTER THE TENANT HAS BEEN APPRISED AND COUNSELED BY ITS ATTORNEYS AS TO THE NATURE THEREOF AND ITS POSSIBLE ALTERNATIVE RIGHTS.

         The Secured Parties shall not be required to marshal any present or future security for (including without limitation this Agreement and the Collateral pledged hereunder), or guaranties of, the Obligations or any of them, or to resort to such security or guaranties in any particular order; and all of the rights hereunder and in respect of such securities and guaranties shall be cumulative and in addition to all other rights, however existing or arising. To the maximum extent permitted by applicable law, the Tenant hereby agrees that it will not invoke any law relating to the marshalling of collateral which, might cause delay in or impede the enforcement of the Secured Parties' rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or guaranteed, and, to the maximum extent permitted by applicable law, the Tenant hereby irrevocably waives the benefits of all such laws.

         SECTION 10. FURTHER ASSURANCES AS TO COLLATERAL; ATTORNEY-IN-FACT. From time to time hereafter, the Tenant will execute and deliver, or will cause to be executed and delivered, such additional instruments, certificates or documents (including, without limitation, financing statements, renewal statements, mortgages, collateral assignments and other security documents), and will take all such actions as the Secured Parties may reasonably request, for the purposes of implementing or effectuating the provisions of this Agreement or of more fully perfecting or renewing the Secured Parties' rights with respect to the Collateral (or with respect to any additions thereto or replacements or proceeds thereof or with respect to any other property or assets hereafter acquired by the Tenant which may be deemed to be a part of the Collateral) pursuant hereto and thereto. The Secured Parties are hereby appointed the attorney-in-fact, with full power of substitution, of the Tenant for the purpose of carrying out the provisions of this Agreement and taking any action, including, without limitation, executing, delivering and filing applications, certificates, instruments and other documents and papers with governmental authorities, and executing any instruments, including without limitation financing or continuation statements, deeds to secure debt, mortgages, assignments, conveyances, assignments and transfers which are required to be taken or executed by the Tenant under this Agreement, on its behalf and in its name which appointment is coupled with an interest, is irrevocable and durable and shall survive the subsequent dissolution, disability or incapacity of the Tenant.

         SECTION 11. ARBITRATION. The Secured Parties or the Tenant may elect to submit any dispute hereunder that has an amount in controversy in excess of $250,000 to arbitration hereunder. Any such dispute shall be resolved in accordance with the Commercial Arbitration Rules of the American Association then pertaining and the decision of the arbitrators with respect to such dispute shall be binding, final and conclusive on the parties.

         In the event the Secured Parties or the Tenant shall elect to submit any such dispute to arbitration hereunder, the Secured Parties and the Tenant shall each appoint and pay all fees of a fit and impartial person as arbitrator with at least ten (10) years' recent professional experience in the general subject matter of the dispute. Notice of such appointment shall be sent in writing by each party to the other, and the arbitrators so appointed, in the event of their failure to agree within thirty (30) days after the appointment of the second arbitrator upon the matter so submitted, shall appoint a third arbitrator. If either the Secured Parties or the Tenant shall fail to appoint an arbitrator, as aforesaid, for a period of twenty (20) days after written notice from the other party to make such appointment, then the arbitrator appointed by the party having made such appointment shall appoint a second arbitrator and the two (2) so appointed shall, in the event of their failure to agree upon any decision within thirty (30) days thereafter, appoint a third arbitrator. If such arbitrators fail to agree upon a third arbitrator within forty five (45) days after the appointment of the second arbitrator, then such third arbitrator shall be appointed by the American Arbitration Association from its qualified panel of arbitrators, and shall be a person having at least ten (10) years' recent professional experience as to the subject matter in question. The fees of the third arbitrator and the expenses incident to the proceedings shall be borne equally between the Secured Parties and the Tenant, unless the arbitrators decide otherwise. The fees of respective counsel engaged by the parties, and the fees of expert witnesses and other witnesses called for the parties, shall be paid by the respective party engaging such counsel or calling or engaging such witnesses.

         The decision of the arbitrators shall be rendered within thirty (30) days after appointment of the third arbitrator. Such decision shall be in writing and in duplicate, one counterpart thereof to be delivered to the Secured Parties and one to the Tenant. A judgment of a court of competent jurisdiction may be entered upon the award of the arbitrators in accordance with the rules and statutes applicable thereto then obtaining.

         The Secured Parties and the Tenant acknowledge and agree that, to the extent any such dispute shall involve any Manager and be subject to arbitration pursuant to such Manager's Management Agreement, the Secured Parties and the Tenant shall cooperate to consolidate any such arbitration hereunder and under such Management Agreement into a single proceeding.

         SECTION 12. APPOINTMENT OF AGENT FOR SECURED PARTIES. Each of the Secured Parties hereby appoints SPTMNR Properties Trust as its agent for the following purposes under this Agreement (including, without limitation, the full power and authority to act of the Secured Parties' behalf for such purposes):
(i) to give or receive notices, demands, claims and other communications on behalf of the Secured Parties under this Agreement and (ii) to receive and hold any and all Collateral which is to be delivered from time to time by the Tenant to the Secured Parties in accordance with the terms and conditions of this Agreement.

         SECTION 13. MISCELLANEOUS.

                  (a) The Tenant agrees that its obligations and the rights of the Secured Parties hereunder and in respect of the Obligations may be enforced by specific performance hereof and thereof and by temporary, preliminary and/or final injunctive relief relating hereto and thereto, without necessity for proof by the Secured Parties or any holder of the Obligations that it would otherwise suffer irreparable harm, and the Tenant hereby consents to the issuance of such specific and injunctive relief.

                  (b) Any notice or demand upon the Tenant or the Secured Parties shall be deemed to have been sufficiently given when given in accordance with the provisions of the Master Lease.

                  (c) None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Tenant and the Secured Parties. No notice to or demand on the Tenant in any case shall entitle the Tenant to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Secured Parties to any other or further action in any circumstances without notice or demand.

                  (d) The obligations of the Tenant hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Tenant; (ii) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement, the Master Lease or any document or agreement executed in connection herewith or therewith, the Obligations or any security for any of the Obligations; or (iii) any amendment to or modification of any of the Master Lease or any document or agreement executed in connection herewith or therewith, the Obligations or any security for any of the Obligations; whether or not the Tenant shall have notice or knowledge of any of the foregoing. The rights and remedies of the Secured Parties herein provided for are cumulative and not exclusive of any rights or remedies which the Secured Parties would otherwise have, including, without limitation, under the Master Lease or any document or agreement executed in connection herewith or therewith. This Agreement is intended as a supplement for and is not intended to supersede in any respect the Master Lease or any document or agreement executed in connection herewith or therewith.

                  (e) This Agreement shall be binding upon the Tenant and its successors and assigns and shall inure to the benefit of the Secured Parties, and its respective successors and assigns. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement.

                  (f) The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                  (g) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibitions or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  (h) This Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of the Commonwealth of Massachusetts applicable to contracts between residents of Massachusetts which are to be performed entirely within Massachusetts, regardless of (i) where this Agreement is executed or delivered; or (ii) where any payment or other performance required by this Agreement is made or required to be made; or (iii) where any breach of any provision of this Agreement occurs, or any cause of action otherwise accrues; or (iv) where any action or other proceeding is instituted or pending; or (v) the nationality, citizenship, domicile, principle place of business, or jurisdiction of organization or domestication of any party; or (vi) whether the laws of the forum jurisdiction otherwise would apply the laws of a jurisdiction other than the Commonwealth of Massachusetts; or (vii) any combination of the foregoing. Notwithstanding the foregoing, to the extent that matters of title, or creation, perfection and priority of the security interests created hereby, or procedural issues of foreclosures are required to be governed by the laws of the state in which the Collateral, or relevant part thereof, is located, the laws of such State shall apply.

         SECTION 12. NONLIABILITY OF TRUSTEES. THE DECLARATIONS OF TRUST ESTABLISHING THE SECURED PARTIES, COPIES OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATIONS"), ARE DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDE THAT THE NAMES "HRES2 PROPERTIES TRUST," "SPTIHS PROPERTIES TRUST," "SPT-MICHIGAN TRUST" AND "SPTMNR PROPERTIES TRUST" REFER TO THE TRUSTEES UNDER EACH DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE SECURED PARTIES SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF OR CLAIM AGAINST, THE SECURED PARTIES. ALL PERSONS DEALING WITH THE

SECURED PARTIES, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THE SECURED PARTIES FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal as of the date first above written.

                                     TENANT:

                                     FIVE STAR QUALITY CARE TRUST


                                     By: /s/ Bruce J. Mackey Jr.
                                         ---------------------------------
                                         Treasurer and Chief Financial
                                         Officer

                                     Corporate Organizational Number:

                                     -------------------------------------

                                     SECURED PARTIES:

                                     HRES2 PROPERTIES TRUST


                                     By: /s/ David J. Hegarty
                                         ---------------------------------
                                         Its: President
                                              ----------------------------


                                     SPTIHS PROPERTIES TRUST


                                     By: /s/ David J. Hegarty
                                         ---------------------------------
                                         Its: President
                                              ----------------------------


                                     SPT-MICHIGAN TRUST

                                     By: /s/ David J. Hegarty
                                         ---------------------------------
                                         Its: President
                                              ----------------------------


                                     SPTMNR PROPERTIES TRUST


                                     By: /s/ David J. Hegarty
                                         ---------------------------------
                                         Its: President
                                              ----------------------------

                                   SCHEDULE 1


CHIEF EXECUTIVE OFFICE:

                           400 Centre Street
                           Newton, Massachusetts  02458

PRINCIPAL PLACE OF BUSINESS:

                           400 Centre Street
                           Newton, Massachusetts  02458

                                   SCHEDULE 2

                                 THE FACILITIES

ARIZONA:

         LA MESA HEALTHCARE CENTER
                  2470 S. Arizona Avenue
                  Yuma, Arizona  85364

         SUNQUEST VILLAGE OF YUMA
                  265 E. 24th Street
                  Yuma, Arizona  85364

         VILLAGE GREEN HEALTHCARE CENTER
                  2932 N. 14th Street
                  Phoenix, Arizona  85014

CALIFORNIA:

         LANCASTER HEALTHCARE CENTER
                  1642 West Avenue J
                  Lancaster, California  93534

         LA SALETTE HEALTH AND REHABILITATION CENTER
                  537 E. Fulton Street
                  Stockton, California  95204

         THOUSAND OAKS HEALTH CARE CENTER
                  93 W. Avenida de Los Arboles
                  Thousand Oaks, California  91360

         VALLEY VIEW
                  9120 Woodman Boulevard
                  Arleta, California  91331

         VAN NUYS HEALTH CARE CENTER
                  6835 Hazeltine Street
                  Van Nuys, California  91405

COLORADO:

         CEDARS HEALTHCARE CENTER
                  1599 Ingals Street
                  Lakewood, Colorado  80214

         CHERRELYN HEALTHCARE CENTER
                  5555 South Elati Street
                  Littleton, Colorado  80120

         LA VILLA GRANDE CARE CENTER
                  2501 Little Bookcliff Drive
                  Grand Junction, Colorado  81501

         MANTEY HEIGHTS REHABILITATION & CARE CENTER
                  2835 Patterson Road
                  Grand Junction, Colorado  81501

         SKYLINE RIDGE NURSING & REHABILITATION CENTER
                  515 Fairview
                  Canon City, Colorado  81212

         SPRINGS VILLAGE CARE CENTER
                  110 West Van Buren
                  Colorado Springs, Colorado  80907

         WILLOW TREE CARE CENTER
                  2050 South Main
                  Delta, Colorado  81416

CONNECTICUT:

         CLIFTON HOUSE REHABILITATION CENTER
                  181 Clifton Street
                  New Haven, Connecticut  06513

         HEALTH CENTER OF GREATER WATERBURY
                  177 Whitewood Road
                  Waterbury, Connecticut  06705

GEORGIA:

         AUTUMN BREEZE HEALTHCARE CENTER
                  1480 Sandtown Road
                  Marietta, Georgia  30060

         COLLEGE PARK HEALTHCARE CENTER
                  1765 Temple Avenue
                  College Park, Georgia  30337

         GLENWOOD CARE CENTER
                  303 Fifth Street N.P.O. Box 601
                  Glenwood, Georgia  30428

         SOUTHLAND CARE CENTER
                  606 Simmons Street
                  Dublin, Georgia  31021

IOWA:

         NORTHCREST CARE & REHABILITATION
                  34 Northcrest Drive
                  Council Bluffs, Iowa  51503

         PACIFIC PLACE
                  20937 State Highway 385
                  Pacific Junction, Iowa  51561

         PARK PLACE
                  114 East Green Street
                  Glenwood, Iowa  51534

         PRAIRIE RIDGE CARE & REHABILITATION
                  308 Prairie Street
                  Mediapolis, Iowa  52637

         UNION PARK HEALTH SERVICES
                  2348 East 9th Street
                  Des Moines, Iowa  50316

         WEST BRIDGE CARE & REHABILITATION
                  1015 West Summit
                  Winterset, Iowa  50273

         WESTRIDGE QUALITY CARE & REHABILITATION
                  600 Manor Drive
                  Clarinda, Iowa  51632

KANSAS:

         WOODHAVEN CARE CENTER
                  510 W 7th Street
                  Ellinwood, Kansas  67526

MICHIGAN:

         FARMINGTON HEALTH CARE CENTER
                  34225 Grand River Avenue
                  Farmington, Michigan  48335

         HOWELL CARE CENTER
                  3003 West Grand River
                  Howell, Michigan  48843

MISSOURI:

         NORTHVIEW MANOR
                  300 Cedar Street
                  Tarkio, Missouri  64491

NEBRASKA:

         AINSWORTH CARE CENTER
                  143 North Fullerton
                  Ainsworth, Nebraska  69210

         ASHLAND CARE CENTER
                  1700 Furnace Street
                  Ashland, Nebraska  68003

         BLUE HILL CARE CENTER
                  414 North Wilson Street
                  Blue Hill, Nebraska  68930

         CENTRAL CITY CARE CENTER
                  2720 South 17th Avenue
                  Central City, Nebraska  68462

         CRESTVIEW HEALTHCARE CENTER
                  1100 West First Street
                  Milford, Nebraska  68405

         EXETER CARE CENTER
                  425 South Empire Avenue
                  Exeter, Nebraska  68351

         GRANDVIEW MANOR
                  Broad Street and Highway 4
                  Campbell, Nebraska  68932

         GRETNA COMMUNITY CARE CENTER
                  700 South Highway 6
                  Gretna, Nebraska  68028

         LOGAN VALLEY MANOR
                  1035 Diamond Street
                  Lyons, Nebraska  68038

         MORYS HAVEN
                  1112 15th Street
                  Columbus, Nebraska  68601

         ROSE BROOK CARE CENTER
                  Route 1 Box 83A
                  Edgar, Nebraska  68935

         SUTHERLAND CARE CENTER
                  333 Maple
                  Sutherland, Nebraska  69165

         UTICA COMMUNITY CARE CENTER
                  1350 Centenial Avenue
                  Utica, Nebraska  68456

         WAVERLY CARE CENTER
                  11041 North 137th Street
                  Waverly, Nebraska  68462

         WEDGEWOOD CARE CENTER
                  800 Stoeger Drive
                  Grand Island, Nebraska  68803

WISCONSIN:

         CHRISTOPHER EAST HEALTH & REHABILITATION CENTER
                  1132 E. Knapp Street
                  Milwaukee, Wisconsin  53202

         GREENTREE HEALTH & REHABILITATION CENTER
                  70 Greentree Road
                  Clintonville, Wisconsin  54929

         PINE MANOR HEALTHCARE CENTER
                  Route 4, Box 549
                  Clintonville, Wisconsin  54929

         RIVER HILLS WEST HEALTHCARE CENTER
                  321 Riverside Drive
                  Pewaukee, Wisconsin  53072

         SUNNY HILLS HEALTH CARE CENTER
                  4325 Nakoma Road
                  Madison, Wisconsin  53711

         THE VIRGINIA HEALTH & REHABILITATION CENTER
                  1451 Cleveland Avenue
                  Waukesha, Wisconsin  53186

         WOODLAND HEALTHCARE CENTER
                  18741 West Bluemound Road
                  Brookfield, Wisconsin  53045

WYOMING:

         LARAMIE CARE CENTER
                  503 South 18th Street
                  Laramie, Wyoming  82070

         WORLAND HEALTHCARE & REHABILITATION CENTER
                  1901 Howell Avenue
                  Worland, Wyoming  82401